Exhibit 10.4

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of May 14, 2015 (this “Security Agreement”), is by and between WINMARK CORPORATION, a Minnesota corporation (the “Debtor”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company, in its capacity as collateral agent for the Senior Lenders (as defined in the Intercreditor Agreement defined below) (the “Secured Party”).

RECITALS:

A.                                    The Debtor, The PrivateBank and Trust Company, in its capacity as Agent thereunder (in such capacity, the “Bank Agent”) and certain other persons are parties to that certain Credit Agreement, dated as of July 13, 2010 (as amended to the date hereof and as it may be further amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders from time to time party thereto (collectively, the “Bank Lenders”) have provided and will continue to provide financial accommodations to the Debtor and the other Loan Parties (as defined in the Credit Agreement).

B.                                    The Debtor has entered into that certain Security Agreement, dated as of July 13, 2010 (as amended, modified or supplemented from time to time prior to the date hereof, the “Original Security Agreement”) in favor of the Bank Agent.

C.                                    The Debtor, the other Issuers (as defined in the Note Agreement), and the Purchasers named in the Purchaser Schedule attached thereto (the “Purchasers” and, together with the holders of the Senior Secured Notes (as defined below) from time to time, the “Noteholders”) are parties to that certain Note Agreement, dated as of the date hereof (as it may be amended, modified, supplemented, restated or replaced from time to time, the “Note Agreement”) pursuant to which the Purchasers are purchasing the Issuers’ senior secured promissory notes in the aggregate principal amount of $25,000,000 on the date hereof (the “Senior Secured Notes”).

D.                                    Pursuant to that certain Intercreditor and Collateral Agency Agreement, dated as of the date hereof (the “Intercreditor Agreement”), by and between the Secured Party, the Bank Agent, the Bank Lenders and the Noteholders, the Secured Party shall, among other things, be appointed as collateral agent in respect of the Collateral described herein for the benefit of the Senior Lenders.

E.                                     The Debtor will benefit from (i) the continued financial accommodations provided by the Bank Lenders to the Loan Parties and (ii) the Issuers’ issuance and sale of the Senior Secured Notes to the Purchasers, and the Debtor finds it advantageous, desirable and in the Debtor’s best interests to execute and deliver this Security Agreement and grant to the Secured Party (for the ratable benefit of the Senior Lenders) a security interest in all of the Debtor’s property, all as provided herein.

F.                                      The Debtor and Secured Party desire to amend and restate the Original Security Agreement on the terms and conditions set forth herein.

AGREEMENTS:

IN CONSIDERATION of one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Grant of Security Interest and Collateral.  In order to secure payment and performance of the Senior Indebtedness (as defined in the Intercreditor Agreement; all such Senior Indebtedness is herein collectively referred to as the “Obligations”), Debtor hereby grants the Secured Party (for the ratable benefit of the Senior Lenders) a security interest (the “Security Interest”) in all of Debtor’s property (the “Collateral”), including without limitation the following:

(a)                                 Inventory and Goods:  All inventory of Debtor, whether now owned or hereafter acquired and wherever located and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or consumed in Debtor’s business, and all goods of Debtor, whether now owned or hereafter acquired and wherever located, including without limitation all computer programs embedded in goods, and all other Inventory and Goods, as each such term may be defined in the Uniform Commercial Code as in effect in the state of Minnesota from time to time (the “UCC”), of the Debtor, whether now owned or hereafter acquired;

(b)                                 Equipment:  All equipment of Debtor, whether now owned or hereafter acquired and wherever located, including but not limited to all present and future equipment, machinery, tools, motor vehicles, trade fixtures, furniture, furnishings, office and recordkeeping equipment and all goods for use in Debtor’s business, and all other Equipment (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired, together with all parts, equipment and attachments relating to any of the foregoing;

(c)                                  Accounts, Contract Rights and Other Rights to Payment:  Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease, license, assignment or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, license fees, contract rights, loans and obligations receivable and tax refunds, and all other Accounts (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

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(d)                                 Instruments:  All instruments, chattel paper, letters of credit or other documents of Debtor, whether now owned or hereafter acquired, including but not limited to promissory notes, drafts, bills of exchange and trade acceptances; all rights and interests of Debtor, whether now existing or hereafter created or arising, under leases, licenses or other contracts, and all other Instruments (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(e)                                  Deposit Accounts and Investment Property:  All right, title and interest of Debtor in all deposit and investment accounts maintained with any bank, savings and loan association, broker, brokerage, or any other financial institution, together with all monies and other property deposited or held therein, including, without limitation, any checking account, savings account, escrow account, savings certificate and margin account, and all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts, and commodity accounts, and all other Deposit Accounts and Investment Property (as each such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(f)                                   General Intangibles:  All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customer lists, permits and franchises, software, and the right to use Debtor’s name, and any and all membership interests, governance rights, and financial rights in each and every limited liability company, and all payment intangibles, and all other General Intangibles (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(g)                                  Chattel Paper:  All Chattel Paper (as such term may be defined in the UCC) of the Debtor, whether tangible or electronic, and whether now owned or hereafter acquired; and

(h)                                 Documents, Embedded Software, Etc.:  All of Debtor’s rights in promissory notes, documents, embedded software, letter of credit rights and supporting obligations (and security interests and liens securing them) (as any such term may be defined in the UCC) whether now owned or hereafter acquired;

together with all substitutions and replacements for and products of any of the foregoing property and proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions, repairs and embedded software, now or hereafter attached or affixed to or used in connection with any such goods, (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, and (iii) all books and records of Debtor.

2.                                      Representations, Warranties and Agreements.  Debtor represents, warrants and agrees that:

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(a)                                 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota.  This Security Agreement has been duly and validly authorized by all necessary corporate action.  Debtor has the requisite corporate power and authority to execute this Security Agreement, to perform Debtor’s obligations hereunder and to subject the Collateral to the Security Interest.  Debtor’s organizational charter number is 5Z-841.

(b)                                 The Collateral will be used primarily for business purposes.

(c)                                  Debtor’s chief place of business is located at the address on Exhibit A attached hereto.  Debtor’s records concerning the Collateral are kept at such address.  The Collateral is located at the addresses set forth on Exhibit A attached hereto.  Debtor will give at least 30 days’ advance written notice to Secured Party of any change in Debtor’s name or jurisdiction of organization or chief place of business and any change in or addition of any Collateral location or any change in the location of Debtor’s records concerning the Collateral.

(d)                                 Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) and will maintain absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest (and the Liens permitted by the Credit Agreement and the Note Agreement), and will defend the Collateral against all claims or demands of all persons other than Secured Party (and the holders of Liens permitted by the Credit Agreement and the Note Agreement).

(e)                                  Except as otherwise permitted in the Credit Agreement and Note Agreement, Debtor will not sell or otherwise transfer or dispose of the Collateral or any interest therein.

(f)                                   Debtor will not permit any tangible Collateral to be located in any state (and, if a county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed.

(g)                                  All rights to payment and all instruments, documents, chattel papers and other agreements constituting or evidencing Collateral are (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of each account debtor or other obligor named therein or in Debtor’s records pertaining thereto as being obligated to pay such obligation.  Debtor will not agree to any modification, amendment or cancellation of any such obligation without Secured Party’s prior written consent except discounts provided by Debtor in the ordinary course of business, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(h)                                 Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof.

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(i)                                     Except as otherwise provided in the Credit Agreement and the Note Agreement, Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest.

(j)                                    Debtor will promptly notify Secured Party of any material loss of or damage to any Collateral or of any adverse change in the prospect of payment of any material sums due on or under any instrument, chattel paper, account or contract right constituting Collateral.

(k)                                 Debtor will, if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor to Secured Party.

(l)                                     Debtor will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest.

(m)                             Debtor hereby authorizes the filing of such financing statements (including, without limitation, any amendments thereto) as Secured Party may deem necessary or useful to be filed in order to perfect the Security Interest and, if any Collateral is covered by a certificate of title, Debtor will from time to time execute such documents as may be required to have the Security Interest properly noted on a certificate of title.  In addition, Debtor authorizes Secured Party to file from time to time such financing statements against the Collateral described as “all personal property” or “all assets” or the like as Secured Party deems necessary or useful to perfect the Security Interest.

(n)                                 Debtor will pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys’ fees) incurred by Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Security Agreement or any or all of the Obligations.

(o)                                 Debtor will take all such actions as Secured Party may reasonably request to permit the Secured Party to establish, perfect and protect the Security Interest in all jurisdictions Secured Party deems necessary.  Without in any way limiting the generality of the foregoing, Debtor will execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement.

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(p)                                 Debtor will not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

If Debtor at any time fails to perform or observe any of the foregoing agreements, immediately upon the occurrence of such failure, without notice or lapse of time, Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party’s option, in Secured Party’s own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees) incurred by Secured Party in connection with or as a result of Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations.  To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 2.

3.                                      Lock Box; Collateral Account.  If Secured Party so requests at any time after the occurrence of an Event of Default (as defined in Section 7 of this Security Agreement), Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party (the “Lock Box”).  Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party (the “Collateral Account”) all checks, drafts, and cash payments received in the Lock Box.  All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation.  At its option, Secured Party shall, at any time, apply finally collected funds on deposit in the Collateral Account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance.  If a Lock Box is so established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into the Lock Box, all payments on accounts and chattel paper received by it.  All such payments shall be delivered to Secured Party in the form received (except for Debtor’s endorsement where necessary).  Until so deposited, all such payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

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4.                                      Account Verification and Collection Rights of Secured Party.  At any time after the occurrence of any Event of Default, Unmatured Event of Default (as defined in the Credit Agreement) or Default (as defined in the Note Agreement), Secured Party shall have the right to verify any accounts in the name of Debtor or in Secured Party’s own name; and Debtor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose.  Whether or not Secured Party exercises its rights under Section 3 of this Security Agreement, Secured Party may at any time (whether before or after the occurrence of an Event of Default) notify any account debtor or any other person obligated to pay any amount due, that such chattel paper, account or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.  If Secured Party so requests at any time (whether before or after the occurrence of an Event of Default), Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party.  At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

5.                                      Assignment of Insurance.  Debtor hereby assigns to Secured Party (for the ratable benefit of the Senior Lenders), as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party.  Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.  Notwithstanding the foregoing, Debtor shall be entitled to use any such insurance proceeds to repair or replace any Collateral so long as no Unmatured Event of Default (as defined in the Credit Agreement), Default (as defined in the Note Agreement) or Event of Default then exists.

6.                                      Right to Offset.  Nothing in this Security Agreement shall be deemed a waiver or prohibition of Secured Party’s right of banker’s lien, offset, or counterclaim, which right Debtor hereby grants to Secured Party.

7.                                      Events of Default.  The occurrence of (i) any Event of Default, as defined in the Credit Agreement or (ii) any Event of Default, as defined in the Note Agreement, shall constitute an Event of Default hereunder.

8.                                      Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing:

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(a)                                 The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect at that time (whether or not the UCC then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable.  The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Debtor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

(b)                                 The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party (for the ratable benefit of the Senior Lenders) and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be.  The Debtor shall join in giving such notice, if the Secured Party so requests.  The Secured Party may, in the Secured Party’s name or in the Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

(c)                                  Any cash held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including any expenses of the Secured Party).

9.                                      Other Personal Property.  If at the time Secured Party takes possession of any tangible Collateral, any goods, papers or other properties of Debtor, not affixed to or constituting a part of such Collateral, are located or to be found upon or within such Collateral, Debtor agrees to notify Secured Party in writing of that fact, describing the property so located or to be found, within 7 calendar days after the date on which Secured Party took possession. Unless and until Secured Party receives such notice from Debtor, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge of the fact that it was located or to be found upon such Collateral.

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10.                               Amendment; Waivers.  This Security Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party, pursuant to Section 2(e) of the Intercreditor Agreement, and Debtor.  A waiver shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.

11.                               Notices.  All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on the signature page hereto or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days (as defined in the Credit Agreement as in effect on the date hereof) after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

12.                               Miscellaneous.  Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.  This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party’s acceptance hereof.  This Security Agreement shall be governed by the internal laws of the State of Minnesota, without giving effect to the conflicts of laws principles thereof.

13.                               Consent to Jurisdiction.  AT THE OPTION OF THE SECURED PARTY, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT THE DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

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14.                               Waiver of Jury Trial.  EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.                               Assignment of Security Interest.  Pursuant to the terms of the Intercreditor Agreement, the Bank Agent hereby assigns all rights under, and its security interest granted to it by, the Original Security Agreement to the Secured Party, in accordance with the terms of this Security Agreement.  Debtor hereby acknowledges and agrees to such assignment.

16.                               Amendment and Restatement.  This Security Agreement amends and restates all of the terms and conditions of the Original Security Agreement and nothing contained herein shall be construed as a novation thereof.

(The signature page follows.)

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THE PARTIES have executed this Security Agreement as of the day and year first above written.

Secured Party (as Collateral Agent for the ratable benefit of the Senior Lenders):	THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Secured Party:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Bank Agent:	THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Bank Agent:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Debtor:	WINMARK CORPORATION

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	President

Address for Debtor:
605 Highway 169 North
Suite 400
Minneapolis, MN 55441
Attention: Chief Financial Officer

Exhibit A

Location of Collateral

Chief Place of

Business and

Collateral Location:                                   605 Highway 169 North, Suite 400

Minneapolis, MN 55441

Collateral Location:                                   222 East Carrillo Street, Suite 209

Santa Barbara, CA 93101

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of May 14, 2015 (this “Security Agreement”), is by and between WIRTH BUSINESS CREDIT, INC., a Minnesota corporation (the “Debtor”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company, in its capacity as collateral agent for the Senior Lenders (as defined in the Intercreditor Agreement defined below) (the “Secured Party”).

RECITALS:

A.                                    The Debtor, The PrivateBank and Trust Company, in its capacity as Agent thereunder (in such capacity, the “Bank Agent”) and certain other persons are parties to that certain Credit Agreement, dated as of July 13, 2010 (as amended to the date hereof and as it may be further amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders from time to time party thereto (collectively, the “Bank Lenders”) have provided and will continue to provide financial accommodations to the Debtor and the other Loan Parties (as defined in the Credit Agreement).

B.                                    The Debtor has entered into that certain Security Agreement, dated as of July 13, 2010 (as amended, modified or supplemented from time to time prior to the date hereof, the “Original Security Agreement”) in favor of the Bank Agent.

C.                                    The Debtor, the other Issuers (as defined in the Note Agreement), and the Purchasers named in the Purchaser Schedule attached thereto (the “Purchasers” and, together with the holders of the Senior Secured Notes (as defined below) from time to time, the “Noteholders”) are parties to that certain Note Agreement, dated as of the date hereof (as it may be amended, modified, supplemented, restated or replaced from time to time, the “Note Agreement”) pursuant to which the Purchasers are purchasing the Issuers’ senior secured promissory notes in the aggregate principal amount of $25,000,000 on the date hereof (the “Senior Secured Notes”).

D.                                    Pursuant to that certain Intercreditor and Collateral Agency Agreement, dated as of the date hereof (the “Intercreditor Agreement”), by and between the Secured Party, the Bank Agent, the Bank Lenders and the Noteholders, the Secured Party shall, among other things, be appointed as collateral agent in respect of the Collateral described herein for the benefit of the Senior Lenders.

E.                                     The Debtor will benefit from (i) the continued financial accommodations provided by the Bank Lenders to the Loan Parties and (ii) the Issuers’ issuance and sale of the Senior Secured Notes to the Purchasers, and the Debtor finds it advantageous, desirable and in the Debtor’s best interests to execute and deliver this Security Agreement and grant to the Secured Party (for the ratable benefit of the Senior Lenders) a security interest in all of the Debtor’s property, all as provided herein.

F.                                      The Debtor and Secured Party desire to amend and restate the Original Security Agreement on the terms and conditions set forth herein.

AGREEMENTS:

IN CONSIDERATION of one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Grant of Security Interest and Collateral.  In order to secure payment and performance of the Senior Indebtedness (as defined in the Intercreditor Agreement; all such Senior Indebtedness is herein collectively referred to as the “Obligations”), Debtor hereby grants the Secured Party (for the ratable benefit of the Senior Lenders) a security interest (the “Security Interest”) in all of Debtor’s property (the “Collateral”), including without limitation the following:

(a)                                 Inventory and Goods:  All inventory of Debtor, whether now owned or hereafter acquired and wherever located and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or consumed in Debtor’s business, and all goods of Debtor, whether now owned or hereafter acquired and wherever located, including without limitation all computer programs embedded in goods, and all other Inventory and Goods, as each such term may be defined in the Uniform Commercial Code as in effect in the state of Minnesota from time to time (the “UCC”), of the Debtor, whether now owned or hereafter acquired;

(b)                                 Equipment:  All equipment of Debtor, whether now owned or hereafter acquired and wherever located, including but not limited to all present and future equipment, machinery, tools, motor vehicles, trade fixtures, furniture, furnishings, office and recordkeeping equipment and all goods for use in Debtor’s business, and all other Equipment (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired, together with all parts, equipment and attachments relating to any of the foregoing;

(c)                                  Accounts, Contract Rights and Other Rights to Payment:  Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease, license, assignment or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, license fees, contract rights, loans and obligations receivable and tax refunds, and all other Accounts (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

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(d)                                 Instruments:  All instruments, chattel paper, letters of credit or other documents of Debtor, whether now owned or hereafter acquired, including but not limited to promissory notes, drafts, bills of exchange and trade acceptances; all rights and interests of Debtor, whether now existing or hereafter created or arising, under leases, licenses or other contracts, and all other Instruments (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(e)                                  Deposit Accounts and Investment Property:  All right, title and interest of Debtor in all deposit and investment accounts maintained with any bank, savings and loan association, broker, brokerage, or any other financial institution, together with all monies and other property deposited or held therein, including, without limitation, any checking account, savings account, escrow account, savings certificate and margin account, and all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts, and commodity accounts, and all other Deposit Accounts and Investment Property (as each such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(f)                                   General Intangibles:  All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customer lists, permits and franchises, software, and the right to use Debtor’s name, and any and all membership interests, governance rights, and financial rights in each and every limited liability company, and all payment intangibles, and all other General Intangibles (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(g)                                  Chattel Paper:  All Chattel Paper (as such term may be defined in the UCC) of the Debtor, whether tangible or electronic, and whether now owned or hereafter acquired; and

(h)                                 Documents, Embedded Software, Etc.:  All of Debtor’s rights in promissory notes, documents, embedded software, letter of credit rights and supporting obligations (and security interests and liens securing them) (as any such term may be defined in the UCC) whether now owned or hereafter acquired;

together with all substitutions and replacements for and products of any of the foregoing property and proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions, repairs and embedded software, now or hereafter attached or affixed to or used in connection with any such goods, (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, and (iii) all books and records of Debtor.

2.                                      Representations, Warranties and Agreements.  Debtor represents, warrants and agrees that:

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(a)                                 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota.  This Security Agreement has been duly and validly authorized by all necessary corporate action.  Debtor has the requisite corporate power and authority to execute this Security Agreement, to perform Debtor’s obligations hereunder and to subject the Collateral to the Security Interest.  Debtor’s organizational charter number is 854020-5.

(b)                                 The Collateral will be used primarily for business purposes.

(c)                                  Debtor’s chief place of business is located at the address on Exhibit A attached hereto.  Debtor’s records concerning the Collateral are kept at such address.  The Collateral is located at the addresses set forth on Exhibit A attached hereto.  Debtor will give at least 30 days’ advance written notice to Secured Party of any change in Debtor’s name or jurisdiction of organization or chief place of business and any change in or addition of any Collateral location or any change in the location of Debtor’s records concerning the Collateral.

(d)                                 Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) and will maintain absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest (and the Liens permitted by the Credit Agreement and the Note Agreement), and will defend the Collateral against all claims or demands of all persons other than Secured Party (and the holders of Liens permitted by the Credit Agreement and the Note Agreement).

(e)                                  Except as otherwise permitted in the Credit Agreement and Note Agreement, Debtor will not sell or otherwise transfer or dispose of the Collateral or any interest therein.

(f)                                   Debtor will not permit any tangible Collateral to be located in any state (and, if a county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed.

(g)                                  All rights to payment and all instruments, documents, chattel papers and other agreements constituting or evidencing Collateral are (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of each account debtor or other obligor named therein or in Debtor’s records pertaining thereto as being obligated to pay such obligation.  Debtor will not agree to any modification, amendment or cancellation of any such obligation without Secured Party’s prior written consent except discounts provided by Debtor in the ordinary course of business, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(h)                                 Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof.

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(i)                                     Except as otherwise provided in the Credit Agreement and the Note Agreement, Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest.

(j)                                    Debtor will promptly notify Secured Party of any material loss of or damage to any Collateral or of any adverse change in the prospect of payment of any material sums due on or under any instrument, chattel paper, account or contract right constituting Collateral.

(k)                                 Debtor will, if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor to Secured Party.

(l)                                     Debtor will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest.

(m)                             Debtor hereby authorizes the filing of such financing statements (including, without limitation, any amendments thereto) as Secured Party may deem necessary or useful to be filed in order to perfect the Security Interest and, if any Collateral is covered by a certificate of title, Debtor will from time to time execute such documents as may be required to have the Security Interest properly noted on a certificate of title.  In addition, Debtor authorizes Secured Party to file from time to time such financing statements against the Collateral described as “all personal property” or “all assets” or the like as Secured Party deems necessary or useful to perfect the Security Interest.

(n)                                 Debtor will pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys’ fees) incurred by Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Security Agreement or any or all of the Obligations.

(o)                                 Debtor will take all such actions as Secured Party may reasonably request to permit the Secured Party to establish, perfect and protect the Security Interest in all jurisdictions Secured Party deems necessary.  Without in any way limiting the generality of the foregoing, Debtor will execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement.

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(p)                                 Debtor will not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

If Debtor at any time fails to perform or observe any of the foregoing agreements, immediately upon the occurrence of such failure, without notice or lapse of time, Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party’s option, in Secured Party’s own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees) incurred by Secured Party in connection with or as a result of Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations.  To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 2.

3.                                      Lock Box; Collateral Account.  If Secured Party so requests at any time after the occurrence of an Event of Default (as defined in Section 7 of this Security Agreement), Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party (the “Lock Box”).  Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party (the “Collateral Account”) all checks, drafts, and cash payments received in the Lock Box.  All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation.  At its option, Secured Party shall, at any time, apply finally collected funds on deposit in the Collateral Account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance.  If a Lock Box is so established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into the Lock Box, all payments on accounts and chattel paper received by it.  All such payments shall be delivered to Secured Party in the form received (except for Debtor’s endorsement where necessary).  Until so deposited, all such payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

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4.                                      Account Verification and Collection Rights of Secured Party.  At any time after the occurrence of any Event of Default, Unmatured Event of Default (as defined in the Credit Agreement) or Default (as defined in the Note Agreement), Secured Party shall have the right to verify any accounts in the name of Debtor or in Secured Party’s own name; and Debtor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose.  Whether or not Secured Party exercises its rights under Section 3 of this Security Agreement, Secured Party may at any time (whether before or after the occurrence of an Event of Default) notify any account debtor or any other person obligated to pay any amount due, that such chattel paper, account or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.  If Secured Party so requests at any time (whether before or after the occurrence of an Event of Default), Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party.  At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

5.                                      Assignment of Insurance.  Debtor hereby assigns to Secured Party (for the ratable benefit of the Senior Lenders), as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party.  Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.  Notwithstanding the foregoing, Debtor shall be entitled to use any such insurance proceeds to repair or replace any Collateral so long as no Unmatured Event of Default (as defined in the Credit Agreement), Default (as defined in the Note Agreement) or Event of Default then exists.

6.                                      Right to Offset.  Nothing in this Security Agreement shall be deemed a waiver or prohibition of Secured Party’s right of banker’s lien, offset, or counterclaim, which right Debtor hereby grants to Secured Party.

7.                                      Events of Default.  The occurrence of (i) any Event of Default, as defined in the Credit Agreement or (ii) any Event of Default, as defined in the Note Agreement, shall constitute an Event of Default hereunder.

8.                                      Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing:

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(a)                                 The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect at that time (whether or not the UCC then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable.  The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Debtor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

(b)                                 The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party (for the ratable benefit of the Senior Lenders) and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be.  The Debtor shall join in giving such notice, if the Secured Party so requests.  The Secured Party may, in the Secured Party’s name or in the Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

(c)                                  Any cash held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including any expenses of the Secured Party).

9.                                      Other Personal Property.  If at the time Secured Party takes possession of any tangible Collateral, any goods, papers or other properties of Debtor, not affixed to or constituting a part of such Collateral, are located or to be found upon or within such Collateral, Debtor agrees to notify Secured Party in writing of that fact, describing the property so located or to be found, within 7 calendar days after the date on which Secured Party took possession. Unless and until Secured Party receives such notice from Debtor, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge of the fact that it was located or to be found upon such Collateral.

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10.                               Amendment; Waivers.  This Security Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party, pursuant to Section 2(e) of the Intercreditor Agreement, and Debtor.  A waiver shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.

11.                               Notices.  All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on the signature page hereto or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days (as defined in the Credit Agreement as in effect on the date hereof) after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

12.                               Miscellaneous.  Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.  This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party’s acceptance hereof.  This Security Agreement shall be governed by the internal laws of the State of Minnesota, without giving effect to the conflicts of laws principles thereof.

13.                               Consent to Jurisdiction.  AT THE OPTION OF THE SECURED PARTY, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT THE DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

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14.                               Waiver of Jury Trial.  EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.                               Assignment of Security Interest.  Pursuant to the terms of the Intercreditor Agreement, the Bank Agent hereby assigns all rights under, and its security interest granted to it by, the Original Security Agreement to the Secured Party, in accordance with the terms of this Security Agreement.  Debtor hereby acknowledges and agrees to such assignment.

16.                               Amendment and Restatement.  This Security Agreement amends and restates all of the terms and conditions of the Original Security Agreement and nothing contained herein shall be construed as a novation thereof.

(The signature page follows.)

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THE PARTIES have executed this Security Agreement as of the day and year first above written.

Secured Party (as Collateral Agent for the ratable benefit of the Senior Lenders):	THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Secured Party:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Bank Agent:	THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Bank Agent:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Debtor:	WIRTH BUSINESS CREDIT, INC.

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Treasurer

Address for Debtor:
605 Highway 169 North
Suite 400
Minneapolis, MN 55441
Attention: Chief Financial Officer

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Exhibit A

Location of Collateral

Chief Place of

Business and

Collateral Location:                                   605 Highway 169 North, Suite 400

Minneapolis, MN 55441

Collateral Location:                                   222 East Carrillo Street, Suite 209

Santa Barbara, CA 93101

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AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of May 14, 2015 (this “Security Agreement”), is by and between WINMARK CAPITAL CORPORATION, a Minnesota corporation (the “Debtor”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company, in its capacity as collateral agent for the Senior Lenders (as defined in the Intercreditor Agreement defined below) (the “Secured Party”).

RECITALS:

A.                                    The Debtor, The PrivateBank and Trust Company, in its capacity as Agent thereunder (in such capacity, the “Bank Agent”) and certain other persons are parties to that certain Credit Agreement, dated as of July 13, 2010 (as amended to the date hereof and as it may be further amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders from time to time party thereto (collectively, the “Bank Lenders”) have provided and will continue to provide financial accommodations to the Debtor and the other Loan Parties (as defined in the Credit Agreement).

B.                                    The Debtor has entered into that certain Security Agreement, dated as of July 13, 2010 (as amended, modified or supplemented from time to time prior to the date hereof, the “Original Security Agreement”) in favor of the Bank Agent.

C.                                    The Debtor, the other Issuers (as defined in the Note Agreement), and the Purchasers named in the Purchaser Schedule attached thereto (the “Purchasers” and, together with the holders of the Senior Secured Notes (as defined below) from time to time, the “Noteholders”) are parties to that certain Note Agreement, dated as of the date hereof (as it may be amended, modified, supplemented, restated or replaced from time to time, the “Note Agreement”) pursuant to which the Purchasers are purchasing the Issuers’ senior secured promissory notes in the aggregate principal amount of $25,000,000 on the date hereof (the “Senior Secured Notes”).

D.                                    Pursuant to that certain Intercreditor and Collateral Agency Agreement, dated as of the date hereof (the “Intercreditor Agreement”), by and between the Secured Party, the Bank Agent, the Bank Lenders and the Noteholders, the Secured Party shall, among other things, be appointed as collateral agent in respect of the Collateral described herein for the benefit of the Senior Lenders.

E.                                     The Debtor will benefit from (i) the continued financial accommodations provided by the Bank Lenders to the Loan Parties and (ii) the Issuers’ issuance and sale of the Senior Secured Notes to the Purchasers, and the Debtor finds it advantageous, desirable and in the Debtor’s best interests to execute and deliver this Security Agreement and grant to the Secured Party (for the ratable benefit of the Senior Lenders) a security interest in all of the Debtor’s property, all as provided herein.

F.                                      The Debtor and Secured Party desire to amend and restate the Original Security Agreement on the terms and conditions set forth herein.

AGREEMENTS:

IN CONSIDERATION of one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Grant of Security Interest and Collateral.  In order to secure payment and performance of the Senior Indebtedness (as defined in the Intercreditor Agreement; all such Senior Indebtedness is herein collectively referred to as the “Obligations”), Debtor hereby grants the Secured Party (for the ratable benefit of the Senior Lenders) a security interest (the “Security Interest”) in all of Debtor’s property (the “Collateral”), including without limitation the following:

(a)                                 Inventory and Goods:  All inventory of Debtor, whether now owned or hereafter acquired and wherever located and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or consumed in Debtor’s business, and all goods of Debtor, whether now owned or hereafter acquired and wherever located, including without limitation all computer programs embedded in goods, and all other Inventory and Goods, as each such term may be defined in the Uniform Commercial Code as in effect in the state of Minnesota from time to time (the “UCC”), of the Debtor, whether now owned or hereafter acquired;

(b)                                 Equipment:  All equipment of Debtor, whether now owned or hereafter acquired and wherever located, including but not limited to all present and future equipment, machinery, tools, motor vehicles, trade fixtures, furniture, furnishings, office and recordkeeping equipment and all goods for use in Debtor’s business, and all other Equipment (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired, together with all parts, equipment and attachments relating to any of the foregoing;

(c)                                  Accounts, Contract Rights and Other Rights to Payment:  Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease, license, assignment or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, license fees, contract rights, loans and obligations receivable and tax refunds, and all other Accounts (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(d)                                 Instruments:  All instruments, chattel paper, letters of credit or other documents of Debtor, whether now owned or hereafter acquired, including but not limited to promissory notes, drafts, bills of exchange and trade acceptances; all rights and interests of Debtor, whether now existing or hereafter created or arising, under leases, licenses or other contracts, and all other Instruments (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(e)                                  Deposit Accounts and Investment Property:  All right, title and interest of Debtor in all deposit and investment accounts maintained with any bank, savings and loan association, broker, brokerage, or any other financial institution, together with all monies and other property deposited or held therein, including, without limitation, any checking account, savings account, escrow account, savings certificate and margin account, and all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts, and commodity accounts, and all other Deposit Accounts and Investment Property (as each such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(f)                                   General Intangibles:  All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customer lists, permits and franchises, software, and the right to use Debtor’s name, and any and all membership interests, governance rights, and financial rights in each and every limited liability company, and all payment intangibles, and all other General Intangibles (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(g)                                  Chattel Paper:  All Chattel Paper (as such term may be defined in the UCC) of the Debtor, whether tangible or electronic, and whether now owned or hereafter acquired; and

(h)                                 Documents, Embedded Software, Etc.:  All of Debtor’s rights in promissory notes, documents, embedded software, letter of credit rights and supporting obligations (and security interests and liens securing them) (as any such term may be defined in the UCC) whether now owned or hereafter acquired;

together with all substitutions and replacements for and products of any of the foregoing property and proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions, repairs and embedded software, now or hereafter attached or affixed to or used in connection with any such goods, (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, and (iii) all books and records of Debtor.

2.                                      Representations, Warranties and Agreements.  Debtor represents, warrants and agrees that:

(a)                                 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota.  This Security Agreement has been duly and validly authorized by all necessary corporate action.  Debtor has the requisite corporate power and authority to execute this Security Agreement, to perform Debtor’s obligations hereunder and to subject the Collateral to the Security Interest.  Debtor’s organizational charter number is 854020-6.

(b)                                 The Collateral will be used primarily for business purposes.

(c)                                  Debtor’s chief place of business is located at the address on Exhibit A attached hereto.  Debtor’s records concerning the Collateral are kept at such address.  The Collateral is located at the addresses set forth on Exhibit A attached hereto.  Debtor will give at least 30 days’ advance written notice to Secured Party of any change in Debtor’s name or jurisdiction of organization or chief place of business and any change in or addition of any Collateral location or any change in the location of Debtor’s records concerning the Collateral.

(d)                                 Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) and will maintain absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest (and the Liens permitted by the Credit Agreement and the Note Agreement), and will defend the Collateral against all claims or demands of all persons other than Secured Party (and the holders of Liens permitted by the Credit Agreement and the Note Agreement).

(e)                                  Except as otherwise permitted in the Credit Agreement and Note Agreement, Debtor will not sell or otherwise transfer or dispose of the Collateral or any interest therein.

(f)                                   Debtor will not permit any tangible Collateral to be located in any state (and, if a county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed.

(g)                                  All rights to payment and all instruments, documents, chattel papers and other agreements constituting or evidencing Collateral are (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of each account debtor or other obligor named therein or in Debtor’s records pertaining thereto as being obligated to pay such obligation.  Debtor will not agree to any modification, amendment or cancellation of any such obligation without Secured Party’s prior written consent except discounts provided by Debtor in the ordinary course of business, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(h)                                 Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof.

(i)                                     Except as otherwise provided in the Credit Agreement and the Note Agreement, Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest.

(j)                                    Debtor will promptly notify Secured Party of any material loss of or damage to any Collateral or of any adverse change in the prospect of payment of any material sums due on or under any instrument, chattel paper, account or contract right constituting Collateral.

(k)                                 Debtor will, if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor to Secured Party.

(l)                                     Debtor will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest.

(m)                             Debtor hereby authorizes the filing of such financing statements (including, without limitation, any amendments thereto) as Secured Party may deem necessary or useful to be filed in order to perfect the Security Interest and, if any Collateral is covered by a certificate of title, Debtor will from time to time execute such documents as may be required to have the Security Interest properly noted on a certificate of title.  In addition, Debtor authorizes Secured Party to file from time to time such financing statements against the Collateral described as “all personal property” or “all assets” or the like as Secured Party deems necessary or useful to perfect the Security Interest.

(n)                                 Debtor will pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys’ fees) incurred by Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Security Agreement or any or all of the Obligations.

(o)                                 Debtor will take all such actions as Secured Party may reasonably request to permit the Secured Party to establish, perfect and protect the Security Interest in all jurisdictions Secured Party deems necessary.  Without in any way limiting the generality of the foregoing, Debtor will execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement.

(p)                                 Debtor will not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

If Debtor at any time fails to perform or observe any of the foregoing agreements, immediately upon the occurrence of such failure, without notice or lapse of time, Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party’s option, in Secured Party’s own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees) incurred by Secured Party in connection with or as a result of Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations.  To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 2.

3.                                      Lock Box; Collateral Account.  If Secured Party so requests at any time after the occurrence of an Event of Default (as defined in Section 7 of this Security Agreement), Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party (the “Lock Box”).  Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party (the “Collateral Account”) all checks, drafts, and cash payments received in the Lock Box.  All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation.  At its option, Secured Party shall, at any time, apply finally collected funds on deposit in the Collateral Account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance.  If a Lock Box is so established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into the Lock Box, all payments on accounts and chattel paper received by it.  All such payments shall be delivered to Secured Party in the form received (except for Debtor’s endorsement where necessary).  Until so deposited, all such payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

4.                                      Account Verification and Collection Rights of Secured Party.  At any time after the occurrence of any Event of Default, Unmatured Event of Default (as defined in the Credit Agreement) or Default (as defined in the Note Agreement), Secured Party shall have the right to verify any accounts in the name of Debtor or in Secured Party’s own name; and Debtor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose.  Whether or not Secured Party exercises its rights under Section 3 of this Security Agreement, Secured Party may at any time (whether before or after the occurrence of an Event of Default) notify any account debtor or any other person obligated to pay any amount due, that such chattel paper, account or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.  If Secured Party so requests at any time (whether before or after the occurrence of an Event of Default), Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party.  At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

5.                                      Assignment of Insurance.  Debtor hereby assigns to Secured Party (for the ratable benefit of the Senior Lenders), as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party.  Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.  Notwithstanding the foregoing, Debtor shall be entitled to use any such insurance proceeds to repair or replace any Collateral so long as no Unmatured Event of Default (as defined in the Credit Agreement), Default (as defined in the Note Agreement) or Event of Default then exists.

6.                                      Right to Offset.  Nothing in this Security Agreement shall be deemed a waiver or prohibition of Secured Party’s right of banker’s lien, offset, or counterclaim, which right Debtor hereby grants to Secured Party.

7.                                      Events of Default.  The occurrence of (i) any Event of Default, as defined in the Credit Agreement or (ii) any Event of Default, as defined in the Note Agreement, shall constitute an Event of Default hereunder.

8.                                      Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing:

(a)                                 The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect at that time (whether or not the UCC then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable.  The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Debtor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

(b)                                 The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party (for the ratable benefit of the Senior Lenders) and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be.  The Debtor shall join in giving such notice, if the Secured Party so requests.  The Secured Party may, in the Secured Party’s name or in the Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

(c)                                  Any cash held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including any expenses of the Secured Party).

9.                                      Other Personal Property.  If at the time Secured Party takes possession of any tangible Collateral, any goods, papers or other properties of Debtor, not affixed to or constituting a part of such Collateral, are located or to be found upon or within such Collateral, Debtor agrees to notify Secured Party in writing of that fact, describing the property so located or to be found, within 7 calendar days after the date on which Secured Party took possession. Unless and until Secured Party receives such notice from Debtor, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge of the fact that it was located or to be found upon such Collateral.

10.                               Amendment; Waivers.  This Security Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party, pursuant to Section 2(e) of the Intercreditor Agreement, and Debtor.  A waiver shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.

11.                               Notices.  All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on the signature page hereto or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days (as defined in the Credit Agreement as in effect on the date hereof) after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

12.                               Miscellaneous.  Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.  This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party’s acceptance hereof.  This Security Agreement shall be governed by the internal laws of the State of Minnesota, without giving effect to the conflicts of laws principles thereof.

13.                               Consent to Jurisdiction.  AT THE OPTION OF THE SECURED PARTY, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT THE DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

14.                               Waiver of Jury Trial.  EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.                               Assignment of Security Interest.  Pursuant to the terms of the Intercreditor Agreement, the Bank Agent hereby assigns all rights under, and its security interest granted to it by, the Original Security Agreement to the Secured Party, in accordance with the terms of this Security Agreement.  Debtor hereby acknowledges and agrees to such assignment.

16.                               Amendment and Restatement.  This Security Agreement amends and restates all of the terms and conditions of the Original Security Agreement and nothing contained herein shall be construed as a novation thereof.

(The signature page follows.)

THE PARTIES have executed this Security Agreement as of the day and year first above written.

Secured Party (as Collateral Agent for the ratable benefit of the Senior Lenders):
THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Secured Party:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Bank Agent:	THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Bank Agent:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Debtor:	WINMARK CAPITAL CORPORATION

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Chief Financial Officer and Treasurer

Address for Debtor:
605 Highway 169 North
Suite 400
Minneapolis, MN 55441
Attention: Chief Financial Officer

Exhibit A

Location of Collateral

Chief Place of
Business and
Collateral Location:                                   605 Highway 169 North, Suite 400

Minneapolis, MN 55441

Collateral Location:                                   222 East Carrillo Street, Suite 209

Santa Barbara, CA 93101

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of May 14, 2015 (this “Security Agreement”), is by and between GROW BIZ GAMES, INC., a Minnesota corporation (the “Debtor”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company, in its capacity as collateral agent for the Senior Lenders (as defined in the Intercreditor Agreement defined below) (the “Secured Party”).

RECITALS:

A.                                    The Debtor, The PrivateBank and Trust Company, in its capacity as Agent thereunder (in such capacity, the “Bank Agent”) and certain other persons are parties to that certain Credit Agreement, dated as of July 13, 2010 (as amended to the date hereof and as it may be further amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders from time to time party thereto (collectively, the “Bank Lenders”) have provided and will continue to provide financial accommodations to the Debtor and the other Loan Parties (as defined in the Credit Agreement).

B.                                    The Debtor has entered into that certain Security Agreement, dated as of July 13, 2010 (as amended, modified or supplemented from time to time prior to the date hereof, the “Original Security Agreement”) in favor of the Bank Agent.

C.                                    The Debtor, the other Issuers (as defined in the Note Agreement), and the Purchasers named in the Purchaser Schedule attached thereto (the “Purchasers” and, together with the holders of the Senior Secured Notes (as defined below) from time to time, the “Noteholders”) are parties to that certain Note Agreement, dated as of the date hereof (as it may be amended, modified, supplemented, restated or replaced from time to time, the “Note Agreement”) pursuant to which the Purchasers are purchasing the Issuers’ senior secured promissory notes in the aggregate principal amount of $25,000,000 on the date hereof (the “Senior Secured Notes”).

D.                                    Pursuant to that certain Intercreditor and Collateral Agency Agreement, dated as of the date hereof (the “Intercreditor Agreement”), by and between the Secured Party, the Bank Agent, the Bank Lenders and the Noteholders, the Secured Party shall, among other things, be appointed as collateral agent in respect of the Collateral described herein for the benefit of the Senior Lenders.

E.                                     The Debtor will benefit from (i) the continued financial accommodations provided by the Bank Lenders to the Loan Parties and (ii) the Issuers’ issuance and sale of the Senior Secured Notes to the Purchasers, and the Debtor finds it advantageous, desirable and in the Debtor’s best interests to execute and deliver this Security Agreement and grant to the Secured Party (for the ratable benefit of the Senior Lenders) a security interest in all of the Debtor’s property, all as provided herein.

F.                                      The Debtor and Secured Party desire to amend and restate the Original Security Agreement on the terms and conditions set forth herein.

AGREEMENTS:

IN CONSIDERATION of one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Grant of Security Interest and Collateral.  In order to secure payment and performance of the Senior Indebtedness (as defined in the Intercreditor Agreement; all such Senior Indebtedness is herein collectively referred to as the “Obligations”), Debtor hereby grants the Secured Party (for the ratable benefit of the Senior Lenders) a security interest (the “Security Interest”) in all of Debtor’s property (the “Collateral”), including without limitation the following:

(a)                                 Inventory and Goods:  All inventory of Debtor, whether now owned or hereafter acquired and wherever located and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or consumed in Debtor’s business, and all goods of Debtor, whether now owned or hereafter acquired and wherever located, including without limitation all computer programs embedded in goods, and all other Inventory and Goods, as each such term may be defined in the Uniform Commercial Code as in effect in the state of Minnesota from time to time (the “UCC”), of the Debtor, whether now owned or hereafter acquired;

(b)                                 Equipment:  All equipment of Debtor, whether now owned or hereafter acquired and wherever located, including but not limited to all present and future equipment, machinery, tools, motor vehicles, trade fixtures, furniture, furnishings, office and recordkeeping equipment and all goods for use in Debtor’s business, and all other Equipment (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired, together with all parts, equipment and attachments relating to any of the foregoing;

(c)                                  Accounts, Contract Rights and Other Rights to Payment:  Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease, license, assignment or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, license fees, contract rights, loans and obligations receivable and tax refunds, and all other Accounts (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(d)                                 Instruments:  All instruments, chattel paper, letters of credit or other documents of Debtor, whether now owned or hereafter acquired, including but not limited to promissory notes, drafts, bills of exchange and trade acceptances; all rights and interests of Debtor, whether now existing or hereafter created or arising, under leases, licenses or other contracts, and all other Instruments (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(e)                                  Deposit Accounts and Investment Property:  All right, title and interest of Debtor in all deposit and investment accounts maintained with any bank, savings and loan association, broker, brokerage, or any other financial institution, together with all monies and other property deposited or held therein, including, without limitation, any checking account, savings account, escrow account, savings certificate and margin account, and all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts, and commodity accounts, and all other Deposit Accounts and Investment Property (as each such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(f)                                   General Intangibles:  All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customer lists, permits and franchises, software, and the right to use Debtor’s name, and any and all membership interests, governance rights, and financial rights in each and every limited liability company, and all payment intangibles, and all other General Intangibles (as such term may be defined in the UCC) of the Debtor, whether now owned or hereafter acquired;

(g)                                  Chattel Paper:  All Chattel Paper (as such term may be defined in the UCC) of the Debtor, whether tangible or electronic, and whether now owned or hereafter acquired; and

(h)                                 Documents, Embedded Software, Etc.:  All of Debtor’s rights in promissory notes, documents, embedded software, letter of credit rights and supporting obligations (and security interests and liens securing them) (as any such term may be defined in the UCC) whether now owned or hereafter acquired;

together with all substitutions and replacements for and products of any of the foregoing property and proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions, repairs and embedded software, now or hereafter attached or affixed to or used in connection with any such goods, (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, and (iii) all books and records of Debtor.

2.                                      Representations, Warranties and Agreements.  Debtor represents, warrants and agrees that:

(a)                                 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota.  This Security Agreement has been duly and validly authorized by all necessary corporate action.  Debtor has the requisite corporate power and authority to execute this Security Agreement, to perform Debtor’s obligations hereunder and to subject the Collateral to the Security Interest.  Debtor’s organizational charter number is 9T-371.

(b)                                 The Collateral will be used primarily for business purposes.

(c)                                  Debtor’s chief place of business is located at the address on Exhibit A attached hereto.  Debtor’s records concerning the Collateral are kept at such address.  The Collateral is located at the addresses set forth on Exhibit A attached hereto.  Debtor will give at least 30 days’ advance written notice to Secured Party of any change in Debtor’s name or jurisdiction of organization or chief place of business and any change in or addition of any Collateral location or any change in the location of Debtor’s records concerning the Collateral.

(d)                                 Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) and will maintain absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest (and the Liens permitted by the Credit Agreement and the Note Agreement), and will defend the Collateral against all claims or demands of all persons other than Secured Party (and the holders of Liens permitted by the Credit Agreement and the Note Agreement).

(e)                                  Except as otherwise permitted in the Credit Agreement and Note Agreement, Debtor will not sell or otherwise transfer or dispose of the Collateral or any interest therein.

(f)                                   Debtor will not permit any tangible Collateral to be located in any state (and, if a county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed.

(g)                                  All rights to payment and all instruments, documents, chattel papers and other agreements constituting or evidencing Collateral are (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of each account debtor or other obligor named therein or in Debtor’s records pertaining thereto as being obligated to pay such obligation.  Debtor will not agree to any modification, amendment or cancellation of any such obligation without Secured Party’s prior written consent except discounts provided by Debtor in the ordinary course of business, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(h)                                 Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof.

(i)                                     Except as otherwise provided in the Credit Agreement and the Note Agreement, Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest.

(j)                                    Debtor will promptly notify Secured Party of any material loss of or damage to any Collateral or of any adverse change in the prospect of payment of any material sums due on or under any instrument, chattel paper, account or contract right constituting Collateral.

(k)                                 Debtor will, if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor to Secured Party.

(l)                                     Debtor will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest.

(m)                             Debtor hereby authorizes the filing of such financing statements (including, without limitation, any amendments thereto) as Secured Party may deem necessary or useful to be filed in order to perfect the Security Interest and, if any Collateral is covered by a certificate of title, Debtor will from time to time execute such documents as may be required to have the Security Interest properly noted on a certificate of title.  In addition, Debtor authorizes Secured Party to file from time to time such financing statements against the Collateral described as “all personal property” or “all assets” or the like as Secured Party deems necessary or useful to perfect the Security Interest.

(n)                                 Debtor will pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys’ fees) incurred by Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Security Agreement or any or all of the Obligations.

(o)                                 Debtor will take all such actions as Secured Party may reasonably request to permit the Secured Party to establish, perfect and protect the Security Interest in all jurisdictions Secured Party deems necessary.  Without in any way limiting the generality of the foregoing, Debtor will execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement.

(p)                                 Debtor will not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

If Debtor at any time fails to perform or observe any of the foregoing agreements, immediately upon the occurrence of such failure, without notice or lapse of time, Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party’s option, in Secured Party’s own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees) incurred by Secured Party in connection with or as a result of Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations.  To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 2.

3.                                      Lock Box; Collateral Account.  If Secured Party so requests at any time after the occurrence of an Event of Default (as defined in Section 7 of this Security Agreement), Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party (the “Lock Box”).  Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party (the “Collateral Account”) all checks, drafts, and cash payments received in the Lock Box.  All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation.  At its option, Secured Party shall, at any time, apply finally collected funds on deposit in the Collateral Account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance.  If a Lock Box is so established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into the Lock Box, all payments on accounts and chattel paper received by it.  All such payments shall be delivered to Secured Party in the form received (except for Debtor’s endorsement where necessary).  Until so deposited, all such payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

4.                                      Account Verification and Collection Rights of Secured Party.  At any time after the occurrence of any Event of Default, Unmatured Event of Default (as defined in the Credit Agreement) or Default (as defined in the Note Agreement), Secured Party shall have the right to verify any accounts in the name of Debtor or in Secured Party’s own name; and Debtor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose.  Whether or not Secured Party exercises its rights under Section 3 of this Security Agreement, Secured Party may at any time (whether before or after the occurrence of an Event of Default) notify any account debtor or any other person obligated to pay any amount due, that such chattel paper, account or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.  If Secured Party so requests at any time (whether before or after the occurrence of an Event of Default), Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party.  At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

5.                                      Assignment of Insurance.  Debtor hereby assigns to Secured Party (for the ratable benefit of the Senior Lenders), as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party.  Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in Secured Party’s own name or in Debtor’s name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.  Notwithstanding the foregoing, Debtor shall be entitled to use any such insurance proceeds to repair or replace any Collateral so long as no Unmatured Event of Default (as defined in the Credit Agreement), Default (as defined in the Note Agreement) or Event of Default then exists.

6.                                      Right to Offset.  Nothing in this Security Agreement shall be deemed a waiver or prohibition of Secured Party’s right of banker’s lien, offset, or counterclaim, which right Debtor hereby grants to Secured Party.

7.                                      Events of Default.  The occurrence of (i) any Event of Default, as defined in the Credit Agreement or (ii) any Event of Default, as defined in the Note Agreement, shall constitute an Event of Default hereunder.

8.                                      Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing:

(a)                                 The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect at that time (whether or not the UCC then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable.  The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Debtor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

(b)                                 The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party (for the ratable benefit of the Senior Lenders) and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be.  The Debtor shall join in giving such notice, if the Secured Party so requests.  The Secured Party may, in the Secured Party’s name or in the Debtor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

(c)                                  Any cash held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral (for the ratable benefit of the Senior Lenders) for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including any expenses of the Secured Party).

9.                                      Other Personal Property.  If at the time Secured Party takes possession of any tangible Collateral, any goods, papers or other properties of Debtor, not affixed to or constituting a part of such Collateral, are located or to be found upon or within such Collateral, Debtor agrees to notify Secured Party in writing of that fact, describing the property so located or to be found, within 7 calendar days after the date on which Secured Party took possession. Unless and until Secured Party receives such notice from Debtor, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge of the fact that it was located or to be found upon such Collateral.

10.                               Amendment; Waivers.  This Security Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party, pursuant to Section 2(e) of the Intercreditor Agreement, and Debtor.  A waiver shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.

11.                               Notices.  All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on the signature page hereto or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days (as defined in the Credit Agreement as in effect on the date hereof) after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

12.                               Miscellaneous.  Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.  This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party’s acceptance hereof.  This Security Agreement shall be governed by the internal laws of the State of Minnesota, without giving effect to the conflicts of laws principles thereof.

13.                               Consent to Jurisdiction.  AT THE OPTION OF THE SECURED PARTY, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT THE DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

14.                               Waiver of Jury Trial.  EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.                               Assignment of Security Interest.  Pursuant to the terms of the Intercreditor Agreement, the Bank Agent hereby assigns all rights under, and its security interest granted to it by, the Original Security Agreement to the Secured Party, in accordance with the terms of this Security Agreement.  Debtor hereby acknowledges and agrees to such assignment.

16.                               Amendment and Restatement.  This Security Agreement amends and restates all of the terms and conditions of the Original Security Agreement and nothing contained herein shall be construed as a novation thereof.

(The signature page follows.)

THE PARTIES have executed this Security Agreement as of the day and year first above written.

Secured Party (as Collateral Agent for the ratable benefit of
the Senior Lenders):	THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Secured Party:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Bank Agent:	THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Bank Agent:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Debtor:	GROW BIZ GAMES, INC.

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Treasurer

Address for Debtor:
605 Highway 169 North
Suite 400
Minneapolis, MN 55441
Attention: Chief Financial Officer

Exhibit A

Location of Collateral

Chief Place of

Business and

Collateral Location:                                   605 Highway 169 North, Suite 400

Minneapolis, MN 55441

Collateral Location:                                   222 East Carrillo Street, Suite 209

Santa Barbara, CA 93101